Prospectus supplement	July 21, 2010

Putnam Arizona Tax Exempt Income Fund	Putnam RetirementReady 2020 Fund

Putnam Investors Fund	Putnam RetirementReady 2025 Fund

Putnam Massachusetts Tax Exempt Income Fund	Putnam RetirementReady 2030 Fund

Putnam Michigan Tax Exempt Income Fund	Putnam RetirementReady 2035 Fund

Putnam Mid Cap Value Fund	Putnam RetirementReady 2040 Fund

Putnam Minnesota Tax Exempt Income Fund	Putnam RetirementReady 2045 Fund

Putnam New Jersey Tax Exempt Income Fund	Putnam RetirementReady 2050 Fund

Putnam New Opportunities Fund	Putnam RetirementReady Maturity Fund

Putnam Ohio Tax Exempt Income Fund	Putnam Vista Fund

Putnam Pennsylvania Tax Exempt Income Fund	Putnam Voyager Fund

Putnam RetirementReady 2010 Fund

Putnam RetirementReady 2015 Fund

In the prospectus for each fund listed above, the sections Fund summary or Fund summaries, How do I sell or exchange fund shares?, and Policy on excessive short-term trading are supplemented to reflect that shares of the fund purchased on or after August 2, 2010 are not subject to the 1% short-term trading fee (also known as a redemption fee) described in the prospectus.

PUTNAM INVESTMENTS	262897 7/10